UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 19, 2019

Date of Report (Date of earliest event reported)

MARKER THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37939	45-4497941
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3200 Southwest Freeway Suite 2240 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

(713) 400-6400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MRKR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.	Regulation FD Disclosure.

On July 19, 2019, the American Association for Cancer Research (the “AACR”) issued a press release entitled “Immune Cell Therapy Shows Early Promise for Patients With Pancreatic Cancer” announcing selected interim results from an investigator-sponsored clinical trial conducted by Baylor College of Medicine, which investigated Marker Therapeutics, Inc.’s (the “Company”) MultiTAA T cell therapy for the treatment of patients with pancreatic adenocarcinoma. The press release is available on AACR’s website.

The Company will issue a press release announcing the full interim results from this trial on July 20, 2019. As previously announced, the data will be presented in a poster presentation session and will also be reviewed by Brandon G. Smaglo, M.D., FACP, Assistant Professor, Medical Director of Hematology/Oncology at the Baylor College of Medicine, Houston, Texas, on July 20, 2019 at the AACR’s Immune Cell Therapies for Cancer: Successes and Challenges of CAR T Cells and Other Forms of Adoptive Therapy conference. For those unable to attend the presentations at AACR, the Company will host a conference call and webcast on July 22, 2019, at 5:30 am PDT/8:30 am EDT featuring Dr. Smaglo and the Company’s senior management. A live webcast of the conference call, as well as a copy of Dr. Smaglo’s presentation from AACR, will be available in the investors section of the Company’s website at https://www.markertherapeutics.com/ and the webcast will be available for replay following the event.

The information in this Item 7.01 of this Current Report on 8-K is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information shall not be deemed incorporated by reference into any other filing with the Securities and Exchange Commission made by the Company, whether made before or after today’s date, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific references in such filing.

SIGNATURES

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 19th day of July, 2019.

MARKER THERAPEUTICS, INC. (Registrant)

BY:	/s/ Anthony Kim
Anthony Kim
Chief Financial Officer